EXHIBIT 32.1

                   CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
                      RULE 15d-14(b) and 18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Pangea Petroleum Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles
B. Pollock, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2006

                                                   /s/ Charles B.  Pollock
                                                       -------------------
                                                   Charles B.  Pollock,
                                                   Chief Executive Officer
                                                   Pangea Petroleum Corporation